Exhibit 99.1

  S1 Corporation Reports Fourth Quarter and Full Year 2004 Results;
        Q4 Results Complete Strong 2004 Financial Performance

    ATLANTA--(BUSINESS WIRE)--March 3, 2005--S1 Corporation (Nasdaq:
SONE), a leading global provider of integrated front-office applications for financial institutions, today announced financial results for its fourth quarter ended December 31, 2004.

    -- Revenue for the quarter exceeded our guidance at $65.2 million, and compared to revenue of $60.3 million for the quarter ended September 30, 2004.

    -- Total license revenue increased 52% quarter over quarter to $17.3 million.

    --  Gross margins were 61%.

    -- Income from continuing operations for the quarter was $2.9 million, or $0.04 per share, compared to income from continuing operations of $3.3 million, or $0.05 per share, for the quarter ended September 30, 2004.

    -- For the full year 2004, the Company recorded revenues of $241 million, with earnings per share from continuing operations of $.11, a $.54 improvement over the previous year.

    -- The Company closed 24 Enterprise deals, including important new U.S. and international customer wins along with substantial add-on purchases.

    -- The Company added 94 new customers to its growing family of more than 4,000 financial institutions and closed approximately 250 cross-sales to existing customers.

    -- The company accelerated the rollout of its recurring revenue model and experienced strong market acceptance in Q4, prompting it to reset 2005 financial guidance.

    "In addition to the strong financial performance we had this quarter, I am pleased with the progress we continue to make against our Enterprise strategy of providing financial institutions an integrated and actionable view of their customers," said Jaime Ellertson, chief executive officer of S1 Corporation. "Upon completion of our ATM payments acquisition this quarter, we established S1 as the first and only vendor able to provide a complete solution for all primary customer interaction channels."

    Q4 Operating Highlights

    -- Signed 24 Enterprise deals, which includes 12 new relationships with financial institutions and 12 substantial add-on contracts from existing Enterprise customers

    -- 90% of the new Enterprise relationships in the Americas were for two or more applications.

    -- Global distribution partners, Misys and Fiserv ITI, extended their relationships to sell additional S1 applications.

    -- The Company completed its acquisition of Mosaic Software, a leading provider of ATM/POS payment solutions.

    --  The Company completed the sale of its Davidge business.

    -- Newly acquired and developed solutions - lending, ATM/POS payments and foreign exchange, delivered new customer wins.

    -- S1 branch and teller solutions continue to win at banks such as Downey Savings, a $15 billion institution, and Penn
        Liberty, a de novo bank.

    -- Six new community banks selected S1 IBS and Voice Banking solutions.

    --  Customer go-lives included two Top 50 U.S. institutions -
        Regions Bank on S1 Personal Banking and Synovus on S1 branch solutions - as well as AWD, one of Europe's largest independent financial providers, on S1 Enterprise Call Center.

    --  FRS signed four new regulatory reporting and three new
        Enterprise Financial Analytics customers, including Citibank UK and BNP Paribas.

    -- Edify profitably generated $9.2 million in revenue, which included several wins in the financial institution space as well as large add-on agreements with two of the world's largest retailers.

    --  Shortly after the end of Q4, the Company appointed Paul
        Cummings as interim VP in charge of product development and engineering, replacing Larry Diamond who is unable to continue in his current role due to a medical condition.



           Financial Guidance for Q1, Q4 and Full Year 2005:
   (Revenue: millions; EPS: cents per share; Shares used: millions)

                                        Q1         Q4      Full-Year
                                    ---------- ---------- ------------
Revenue:                            Low   High Low   High Low   High
  FI                                  $55  -     $60  -    $240  $255
  Edify                                $9  -     $10  -     $35   $40
  Consolidated                        $64  -     $70  -    $275  $290
- not provided
EPS:
  FI                                $0.01  -   $0.08  -   $0.18 $0.35
  Edify                             $0.00  -   $0.02  -   $0.02 $0.05
  Consolidated                      $0.01  -   $0.10  -   $0.20 $0.40
Shares Used:                           73         73         73    73
 - not provided.

    The above guidance for full year 2005 does not include the effect of expensing stock options. The Company will begin expensing stock options as currently mandated by the Financial Accounting Standards Board on a modified prospective basis starting in July 2005. The effect of expensing stock options in the second half of 2005 is estimated to result in a reduction of full year earnings per diluted share between 8 to 10 cents per share.

    Conference Call Information

    Company management will host a conference call to discuss fourth quarter results on Thursday, March 3, 2005 at 5:00 p.m. EST. Interested parties may access a live webcast of the call through the company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through March 10, 2005.

    About S1

    S1 Corporation (Nasdaq: SONE) is a leading global provider of integrated front-office applications for more than 4,000 banks, credit unions and insurance providers around the world. Comprised of applications that address virtually every market segment and delivery channel, S1 solutions help integrate and optimize an institution's entire front office, resulting in increased operational efficiencies, revenue opportunities and overall customer satisfaction. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

    Forward Looking Statements

    This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.



                    S1 Corporation and Subsidiaries
                      Consolidated Balance Sheets
                            (In thousands)
                              (Unaudited)

                                             December 31, December 31,
                                                 2004         2003
                                              -----------  -----------

                   Assets
 Current assets:
   Cash and cash equivalents                 $    43,223  $    75,931
   Short term investments                         65,248       88,259
   Accounts receivable, net of allowances         61,216       37,188
   Prepaid expenses                                6,113        5,745
   Other current assets                            5,485        3,218
                                              -----------  -----------
            Total current assets                 181,285      210,341
   Property and equipment, net                    15,150       15,661
   Intangible assets, net                         22,766       14,073
   Goodwill, net                                 117,699       93,462
   Other assets                                    3,981        3,551
                                              -----------  -----------
            Total assets                     $   340,881  $   337,088
                                              ===========  ===========

    Liabilities and Stockholders' Equity
 Current liabilities:
   Accounts payable                          $     6,253  $     6,166
   Accrued salaries and benefits                  14,269       11,500
   Accrued other expenses and restructuring       20,706       27,437
   Deferred revenues                              33,302       38,536
   Current portion of capital lease
    obligation                                     1,523          762
                                              -----------  -----------
            Total current liabilities             76,053       84,401
   Other liabilities                               9,832        8,873
                                              -----------  -----------
            Total liabilities                     85,885       93,274
                                              -----------  -----------
 Stockholders' equity:
      Preferred stock                             10,000       10,000
      Common stock                                   742          732
      Additional paid-in capital               1,913,913    1,907,918
      Treasury stock                             (21,593)     (10,438)
      Accumulated deficit                     (1,646,147)  (1,661,717)
      Accumulated other comprehensive
       income:
        Cumulative foreign currency
         translation adjustment                   (1,919)      (2,681)
                                              -----------  -----------
            Total stockholders' equity           254,996      243,814
                                              -----------  -----------
            Total liabilities and
             stockholders' equity            $   340,881  $   337,088
                                              ===========  ===========





                    S1 CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Operations
            (In thousands, except share and per share data)
                              (Unaudited)



                   Three Months Ended         Twelve Months Ended
                 12/31/2004  12/31/2003     12/31/2004  12/31/2003
                 ----------- -----------    ----------- -----------

Revenues:
Software
 licenses       $    17,346 $    16,296    $    49,693 $    61,650
Support and
 maintenance         16,246      14,846         62,973      57,921
Professional
 services            22,012      20,299         88,732      82,842
Data center           9,332       8,683         37,354      42,288
Other                   291         299          2,291       2,917
                 ----------- -----------    ----------- -----------
      Total
       revenues      65,227      60,423 (1)    241,043     247,618 (2)
                 ----------- -----------    ----------- -----------
Direct costs:
Software
 licenses             1,005       1,034          5,824       4,048
Professional
 services,
 support and
 maintenance         20,205      18,479         73,497      80,697
Data center           4,171       4,196         17,062      21,603 (2)
Other                   132         185          1,715       2,623
                 ----------- -----------    ----------- -----------
      Total
       direct
       costs         25,513      23,894         98,098     108,971
                 ----------- -----------    ----------- -----------
      Gross
       margin        39,714      36,529        142,945     138,647
                 ----------- -----------    ----------- -----------
Operating
 expenses:
Selling and
 marketing           11,086       8,227         37,050      38,758
Product
 development         10,815      11,359         49,706      45,148
General and
 administrative      10,032       7,523         31,393      30,871
Depreciation and
 amortization         2,505       2,759         10,226      16,517 (2)
Merger related
 and
 restructuring
 costs                    -        (706)             -      19,858
Amortization of
 acquisition
 intangibles          1,046         767          3,483      17,392
                 ----------- -----------    ----------- -----------
      Total
       operating
       expenses      35,484      29,929        131,858     168,544
                 ----------- -----------    ----------- -----------
Operating income
 (loss)               4,230       6,600         11,087     (29,897)
Interest,
 investment and
 other income,
 net                 (1,012)        158         (1,538)         84
Income tax
 expense               (294)       (153)        (1,390)       (283)
                 ----------- -----------    ----------- -----------
Income (loss)
 from continuing
 operations     $     2,924 $     6,605    $     8,159 $   (30,096)
                 ----------- -----------    ----------- -----------
Discontinued
 operations:
Loss from
 operations of
 discontinued
 operations            (196)$    (4,725)        (1,148)     (8,076)
Gain on disposal
 of discontinued
 operations, net
 of tax               8,559 $         -          8,559 $         -
                 ----------- -----------    ----------- -----------
Net income
 (loss)         $    11,287 $     1,880    $    15,570 $   (38,172)
                 =========== ===========    =========== ===========

Net income
 (loss) per
 share:
Basic:
Continuing
 operations     $      0.04 $      0.09    $      0.12 $     (0.43)
Discontinued
 operations            0.12       (0.06)          0.10       (0.12)
                 ----------- -----------    ----------- -----------
Net income
 (loss)         $      0.16 $      0.03    $      0.22 $     (0.55)
                 =========== ===========    =========== ===========
Diluted:
Continuing
 operations     $      0.04 $      0.09    $      0.11         n/a
Discontinued
 operations            0.11       (0.06)          0.10         n/a
                 ----------- -----------    -----------
Net income
 (loss)         $      0.15 $      0.03    $      0.21         n/a
                 =========== ===========    ===========




Weighted average
 common shares
 outstanding -
 basic           70,375,301  70,375,301     70,612,973  69,872,436
Weighted average
 common shares
 and equivalents
 - diluted       73,237,477  70,812,550     73,130,026         N/A

Common shares
 outstanding at
 end of period   70,608,418  71,124,898     70,608,418  71,124,898

Gross margin
 percentages:
Software
 licenses                94%         94%            88%         93%
Professional
 services,
 support and
 maintenance             47%         47%            52%         43%
Data center              55%         52%            54%         49%
Other                    55%         38%            25%         10%
                 ----------- -----------    ----------- -----------
Total gross
 margin                  61%         60%            59%         56%
                 ----------- -----------    ----------- -----------

(1) Results for the quarter ended December 31, 2003 include $8.2 million license revenue and $1.5 million professional services revenue associated with the Zurich Insurance Company contract.

(2) Results for the year ended December 31, 2003 include $42.8 million license, professional services and data center revenue and $1.8 million in data center expenses and $0.7 million in depreciation expense associated with the Zurich Insurance Company contract.




                            S1 Corporation
                  Statements of Operations by Segment
               For the Quarter Ended December 31, 2004
            (In thousands, except share and per share data)
                              (Unaudited)


                       Financial
                      Institutions   Edify    Eliminations    Total
                      ------------ --------- -------------- ----------

     Software licenses $    8,452  $    3,077  $     (132) $   11,397
     Support and
      maintenance          11,294       4,791        (613)     15,472
     Professional
      services             22,822       1,141          (7)     23,956
     Data center            9,153           -           -       9,153
     Other                    332           -           -         332
                        ----------------------------------  ----------
Total Revenue:             52,053       9,009        (752)     60,310
                        ----------------------------------  ----------
Direct costs:
     Software licenses        721         925        (132)      1,514
     Professional
      services,
      support and
      maintenance          16,907       2,210        (620)     18,497
     Data center            4,056           -           -       4,056
     Other                    135           -           -         135
                        ----------------------------------  ----------
           Total
            direct
            costs          21,819       3,135        (752)     24,202
                        ----------------------------------  ----------
           Gross
            margin         30,234       5,874           -      36,108
                        ----------------------------------  ----------
Operating expenses:
     Selling and
      marketing             6,206       2,664                   8,870
     Product
      development          10,461       1,568                  12,029
     General and
      administrative        6,831       1,115                   7,946
     Depreciation and
      amortization          2,357         268                   2,625
     Amortization and
      impairment of
      acquisition
      intangibles             836           -                     836
                        ----------------------------------  ----------
           Total
            operating
            expenses       26,691       5,615           -      32,306
                        ----------------------------------  ----------
Operating income            3,543         259           -       3,802
Interest, investment
 and other income             174           6                     180
Income tax expense           (635)          -                    (635)
                        ----------------------------------  ----------
Income from continuing
 operations            $    3,082  $      265  $        -  $    3,347
                        ==================================  ==========

Income from continuing
 operations - basic    $     0.04  $     0.00              $     0.05
                        ======================              ==========

Income from continuing
 operations - diluted  $     0.04  $     0.00              $     0.05
                        ======================              ==========

Weighted average
 common shares
 outstanding - basic   70,506,931  70,506,931              70,506,931
Weighted average
 common shares
 outstanding - diluted 72,699,694  72,699,694              72,699,694




                            S1 Corporation
                 Statements of Operations by Segment
               For the Quarter Ended December 31, 2004
            (In thousands, except share and per share data)
                             (Unaudited)


                       Financial
                      Institutions   Edify    Eliminations    Total
                      ------------ --------- -------------- ----------

     Software licenses $   13,681  $    3,775  $     (110) $   17,346
     Support and
      maintenance          11,909       4,691        (354)     16,246
     Professional
      services             21,321         691           -      22,012
     Data center            9,332           -           -       9,332
     Other                    291           -           -         291
                        ----------------------------------  ----------
Total Revenue:             56,534       9,157        (464)     65,227
                        ----------------------------------  ----------
Direct costs:
     Software licenses         91       1,024        (110)      1,005
     Professional
      services,
      support and
      maintenance          18,392       2,167        (354)     20,205
     Data center            4,171           -           -       4,171
     Other                    132           -           -         132
                        ----------------------------------  ----------
           Total
            direct
            costs          22,786       3,191        (464)     25,513
                        ----------------------------------  ----------
           Gross
            margin         33,748       5,966           -      39,714
                        ----------------------------------  ----------
Operating expenses:
     Selling and
      marketing             8,118       2,968                  11,086
     Product
      development           9,405       1,410                  10,815
     General and
      administrative        8,723       1,309                  10,032
     Depreciation and
      amortization          2,336         169                   2,505
     Amortization and
      impairment of
      acquisition
      intangibles           1,046           -                   1,046
                        ----------------------------------  ----------
           Total
            operating
            expenses       29,628       5,856           -      35,484
                        ----------------------------------  ----------
Operating income            4,120         110           -       4,230
Interest, investment
 and other income          (1,173)        161                  (1,012)
Income tax expense           (287)          2                    (285)
                        ----------------------------------  ----------
Income from continuing
 operations            $    2,660  $      273  $        -  $    2,933
                        ==================================  ==========

Income from continuing
 operations - basic    $     0.04  $     0.00              $     0.04
                        ======================              ==========

Income from continuing
 operations - diluted  $     0.04  $     0.00              $     0.04
                        ======================              ==========

Weighted average
 common shares
 outstanding - basic   70,375,301  70,375,301              70,375,301
Weighted average
 common shares
 outstanding - diluted 73,237,477  73,237,477              73,237,477




                   S1 Corporation and Subsidiaries
                Consolidated Statements of Cash Flows
                            (In thousands)
                             (Unaudited)



                                                Twelve Months Ended
                                             December 31, December 31,
                                                 2004        2003
                                             -----------  -----------

 Cash flows from operating activities:
      Net income (loss)                         $  15,570   $ (38,172)
      Adjustments to reconcile net income
       (loss) to net cash used in operating
       activities:
      Depreciation and amortization and
       goodwill impairment charge                  14,010      34,308
       Gain on sale of subsidiary                  (8,559)          -
      Loss on disposal of property and
       equipment                                        -       3,931
      Provision for doubtful accounts
       receivable and billing adjustments             421       6,063
       Equity in net loss of affiliate              1,500           -
      Other                                             -       1,826
      Changes in assets and liabilities,
       excluding effects of acquisition:
            (Increase) decrease in accounts
             receivable                           (19,884)     11,089
           (Increase) decrease in prepaid
            expenses and other assets                (831)      6,249
           Decrease in accounts payable              (457)     (7,588)
           (Decrease) increase in accrued
            expenses and other liabilities        (10,624)      6,314
           Decrease in deferred revenue            (6,390)     (1,646)
                                                 ---------   ---------
                Net cash (used in) provided by
                 operating activities             (15,244)     22,374

                Net cash used in investing
                 activities                       (11,733)    (38,994)

                Net cash used in financing
                 activities                        (6,258)         37
 Effect of exchange rate changes on cash and
  cash equivalents                                    527         852
                                                 ---------   ---------
 Net (decrease) increase in cash and cash
  equivalents                                     (32,708)    (15,731)
 Cash and cash equivalents at beginning of
  period                                           75,931      91,662
                                                 ---------   ---------
 Cash and cash equivalents at end of period     $  43,223   $  75,931
                                                 ---------   ---------

 Property and equipment acquired through
  leases                                        $   2,899   $   1,399
 Maintenance agreement financed through vendor  $   1,279   $       -

    CONTACT: S1 Corporation, Atlanta
             Investor Contact:
             Matthew Hale, 404-923-3500
             Matt.hale@s1.com
             or
             Press Contact:
             Peter Herbert, 404-923-6647
             Peter.herbert@s1.com